U.S. GLOBAL ACCOLADE FUNDS

                               BONNEL GROWTH FUND


                          Supplement Dated June 2, 2004
                    to the Prospectus Dated February 28, 2004


Portfolio Manager: Effective June 1, 2004, the name of the fund has changed to the Holmes Growth Fund and will be managed by U.S. Global Investors, Inc., the adviser to the fund. The fund will be managed by a team with Mr. Frank Holmes as the team leader. Mr. Holmes is the Chief Executive Officer and Chief Investment Officer of the adviser and has been the majority shareholder of the adviser since 1989. The fund will no longer be subadvised.